                                                                   EXHIBIT 99.05


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.

             -----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-5
             -----------------------------------------------------

                Monthly Period:                   3/1/00 to
                                                  3/31/00
                Distribution Date:                4/17/00
                Transfer Date:                    4/14/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                              Class A                               $5.65583
                              Class B                               $5.76583
                              CIA                                   $6.28393
                                                              --------------
                                  Total (Weighted Avg.)             $5.72375

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                              Class A                               $5.65583
                              Class B                               $5.76583
                              CIA                                   $6.28393
                                                              --------------
                                  Total (Weighted Avg.)             $5.72375
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
Page 2


    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original
        certificate principal amount
                              Class A                                  $0.00000
                              Class B                                  $0.00000
                              CIA                                      $0.00000
                                                         ----------------------
                              Total (Weighted Avg.)                    $0.00000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the
        Certificates
                              Class A                            $77,789,986.61
                              Class B                             $7,024,706.44
                              CIA                                 $8,924,831.92
                                                          ---------------------
                              Total                              $93,739,524.97


    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations
              of Finance Charge Receivables processed
              during the Monthly Period which were
              allocated in respect of the Certificates
                              Class A                             $7,796,220.31
                              Class B                               $704,025.82
                              CIA                                   $894,459.04
                                                          ---------------------
                              Total                               $9,394,705.17


        (b1)  Principal Funding Investment Proceeds
              (to Class A)                                                $0.00
        (b2)  Withdrawals from Reserve Account
              (to Class A)                                                $0.00
                                                          ---------------------
              Class A Available Funds                             $7,796,220.31


    3.  Principal Receivable/Investor Percentages
        -----------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the
              last day of the Monthly Period                 $36,401,753,059.56



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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
Page 3

        (b)   Invested Amount as of the last day
              of the preceding month (Adjusted Class A
              Invested Amount during Accumulation Period)
                              Class A                           $500,000,000.00
                              Class B                            $45,180,000.00
                              CIA                                $57,230,000.00
                                                          ---------------------
                              Total                             $602,410,000.00

        (c)   The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph
              3(b) above as a percentage of the
              aggregate amount of Principal Receivables
              as of the Record Date set forth in
              paragraph 3(a) above
                              Class A                                     1.374%
                              Class B                                     0.124%
                              CIA                                         0.157%
                                                                          ------
                              Total                                       1.655%

        (d)   During the Amortization Period: The
              Invested Amount as of ________ (the
              last day of the Revolving Period)
                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate
              amount of Principal Receivables set forth
              in paragraph 3(a) above
                              Class A                                     0.000%
                              Class B                                     0.000%
                              CIA                                         0.000%
                                                                          ------
                              Total                                       0.000%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
Page 4

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly
        Period

        (a)   35 - 64 days                                      $429,919,820.18
        (b)   65 - 94 days                                      $308,515,296.32
        (c)   95 - 124 days                                     $259,370,109.95
        (d)   125 - 154 days                                    $229,194,360.22
        (e)   155 - 184 days                                    $213,948,592.85
        (f)   185 or more days                                            $0.00
                                                                          -----
                              Total                           $1,440,948,179.52


    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly
              Period allocable to the Invested Amount
              (the aggregate "Investor Default Amount")
                              Class A                             $2,048,709.35
                              Class B                               $185,005.59
                              CIA                                   $235,048.08
                                                          ---------------------
                              Total                               $2,468,763.02


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA
                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00


        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount
              of each Certificateholder's investment)
                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
Page 5

        (c)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                               ----------------
                              Total                                       $0.00


        (d)   The amounts set forth in paragraph 6(c)
              above, per $1,000 interest (which will
              have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                               ----------------
                              Total                                       $0.00

    7.  Investor Servicing Fee
        ----------------------
        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust to
              the Servicer for the Monthly Period

                              Class A                               $625,000.00
                              Class B                                $56,475.00
                              CIA                                    $71,537.50
                                                                    -----------
                              Total                                 $753,012.50


    8.  Reallocated Principal Collections
        ---------------------------------
              The amount of Reallocated CIA
              and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
              Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                                     $0.00
                              CIA                                         $0.00
                                                                          -----
                              Total                                       $0.00


    9.  Collateral Invested Amount
        (a)   The amount of the Collateral Invested
              Amount as of the close of business on the
              related Distribution Date after giving
              effect to withdrawals, deposits and
              payments to be made in respect of the
              preceding month                                    $57,230,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
Page 6


        (b)   The Required CIA Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to
              be made in respect of the preceding month         $57,230,000.00



    10. The Pool Factor
        ---------------
              The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
              Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                               1.00000000
                              Class B                               1.00000000
                              Total                                 1.00000000


    11. The Portfolio Yield
        -------------------
              The Portfolio Yield for the related Monthly Period          13.80%

    12. The Base Rate
        -------------
              The Base Rate for the related Monthly Period                 8.87%


C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

       1.  Accumulaton Period

       (a) Accumulation Period commencement date            08/01/2000

       (b) Accumulation Period Length (months)                   1

       (c) Accumulation Period Factor                        52.39

       (d) Required Accumulation Factor Number                   8

       (e) Controlled Accumulation Amount          $500,000,000.00

       (f) Minimum Payment Rate (last 12 months)            14.06%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
Page 7

       2.  Principal Funding Account
           -------------------------

           Beginning Balance                                              $0.00
                  Plus: Principal Collections for related Monthly
                        Period from Principal Account                     $0.00
                  Plus: Interest on Principal Funding Account Balance
                        for related Monthly Period                        $0.00

                  Less: Withdrawals to Finance Charge Account             $0.00
                  Less: Withdrawals to Distribution Account               $0.00
                                                             ------------------
           Ending Balance                                                 $0.00


       3.  Accumulation Shortfall
           ----------------------

                  The Controlled Deposit Amount for the
                  previous Monthly Period                                 $0.00

           Less:  The amount deposited into the Principal
                  Funding Account for the Previous Monthly
                  Period                                                  $0.00

                  Accumulation Shortfall                                  $0.00
                                                             ------------------
                  Aggregate Accumulation Shortfalls                       $0.00

       4.  Principal Funding Investment Shortfall
           --------------------------------------

                  Covered Amount                                          $0.00

           Less:  Principal Funding Investment Proceeds                   $0.00
                                                             ------------------
                  Principal Funding Investment Shortfall                  $0.00
                                                             ------------------

D.  Information Regarding the Reserve Account
    -----------------------------------------

       1.  Required Reserve Account Analysis
           ---------------------------------

           (a)   Required Reserve Account Amount percentage             0.00000%

           (b)   Required Reserve Account Amount ($)                      $0.00
                 (0.5% of Invested Amount or other
                 amount designated by Transferor)

           (c)   Required Reserve Account Balance after effect
                 of any transfers on the Related Transfer Date            $0.00

           (d)   Reserve Draw Amount transferred to the Finance
                 Charge Account on the Related Transfer Date              $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
Page 8

    2.  Reserve Account Investment Proceeds
        -----------------------------------
        Reserve Account Investment Proceeds transferred to
        the Finance Charge Account on the Related Transfer
        Date                                                              $0.00

    3.  Withdrawals from the Reserve Account
        ------------------------------------
        Total Withdrawals from the Reserve Account transferred
        to the Finance Charge Account on the related Transfer
        Date (1(d) plus 2 above)                                           0.00

    4.  The Portfolio Adjusted Yield
        ----------------------------
        The Portfolio Adjusted Yield for the related Monthly Period        4.81%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                First USA Bank, N.A.
                                as Servicer


                                By:  /s/ Tracie Klein
                                     --------------------------------------
                                     Tracie Klein
                                     First Vice President